UNITED STATES
SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

November 5, 2004

ENERGYSOUTH, INC.

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	333-42057 (Commission File Number)	58-2358943 (IRS Employer Identification No.)

2828 Dauphin Street Mobile, Alabama		36606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(251) 450-4774

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index at page: 3

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2004, EnergySouth, Inc. (the “Company”) issued a press release announcing earnings for the fiscal quarter and year ended September 30, 2004 and the declaration of a dividend on outstanding Common Stock. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	EnergySouth, Inc. press release dated November 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYSOUTH, INC.
November 19, 2004	By:	Date:/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

2

EXHIBIT INDEX

Exhibit		Page
Number	Description	Number
99.1	EnergySouth, Inc. press release dated November 5, 2004	4

3